Exhibit 10.19

Execution Copy

AMENDMENT AND CONSENT

This AMENDMENT AND CONSENT (this “Amendment”) dated as of May 5, 2004, is among (a) WASTE INDUSTRIES USA, INC. (f/k/a Waste Holdings, Inc.), a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the “Company”), and each of the subsidiaries of the Company that has executed a Guaranty Agreement (as defined in each of the Note Agreements defined below) (the “Guarantors”) and (b) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (“Prudential”), PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, U.S. PRIVATE PLACEMENT FUND and any other noteholders who are or may become parties to the Note Agreements (as defined below) (collectively, the “Noteholders”).

WHEREAS, the Company and Prudential are parties to the Amended and Restated Note Purchase Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Purchase Agreement”), and the Company and the Noteholders are parties to the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Shelf Agreement” and, together with the Purchase Agreement, the “Note Agreements”);

WHEREAS, the Guarantors have entered into the Guaranty Agreements in connection with the Note Agreements; and

WHEREAS, the Company and the Guarantors have requested that the Noteholders agree, and the Noteholders have agreed, on the terms and subject to the conditions set forth herein, to modify, among other things, the negative covenants under the Note Agreements described below;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Agreements shall have the same meanings herein as in the Note Agreements.

2. Amendments to Note Agreements.

2A. Paragraph 6G of the Note Agreements is amended, effective as of March 31, 2004.

(i) Paragraph 6G of the Note Agreements is hereby amended to read in its entirety as follows:

“6G. Restricted Distributions and Redemptions. Neither the Company nor any of its Subsidiaries shall redeem, convert, retire or otherwise acquire shares of any class of its capital stock or other equity interest, or make any Distributions, except that (i) the Company or any Subsidiary may make Distributions to the Company or another Subsidiary of the Company and (ii) so long as no Default or Event of Default then exists or would result from such payment, the Company or any Subsidiary may make cash dividend payments in an amount not to exceed $3,500,000 in any fiscal year if after giving pro forma effect to such payment the Fixed Charge Coverage Ratio of the Company and its Subsidiaries for such fiscal year is greater than or equal to (x) 1.0 to 1.0 at any time prior to the earlier of (i) the termination of the Amended and Restated Revolving Credit Agreement and (ii) February 27, 2007 and (y) 1.1:1.0 thereafter. In addition, neither the Company nor any of its Subsidiaries shall effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Company or any of its Subsidiaries capital stock or other equity interest. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall make any Distribution under this paragraph 6G if a Default or Event of Default exists or would be created by the making of such Distribution.”

2B. Paragraph 10B of the Note Agreements is amended, effective as of March 31, 2004

(i) The definition of “Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA” in paragraph 10B of the Note Agreements is hereby amended by inserting at the end of said definition the following:

“For purposes of calculating the Fixed Charge Coverage Ratio set forth in Paragraph 6G, EBITDA for any twelve (12) month period ending on or prior to September 30, 2004 shall be adjusted by adding back $1,117,000 of non-cash charges incurred during the fiscal quarter ending December 31, 2003 in connection with the forgiveness of notes receivable owed by certain officers as a result of discontinuing split-dollar insurance arrangements.”

3. Consent. Notwithstanding the provisions of paragraph 6H of each of the Note Agreements that prohibit the amendment of any negative covenant, financial covenant or event of default relating to the Bank Debt, each of the undersigned consents to the amendments to the Bank Agreement as effectuated by the amendment of the Bank Agreement on the date hereof as delivered to the Noteholders under Section 5(a)(iii) hereof.

4. Affirmation and Acknowledgment. The Company and each of the Guarantors hereby ratifies and confirms all of its obligations to the Noteholders as evidenced by the Note Agreements and the Related Documents, including, without limitation, the Notes, and the Company and each of the Guarantors hereby affirms its absolute and unconditional promise to pay to the Noteholders all obligations under the Note Agreements and the Related Documents. The Company and each of the Guarantors hereby confirms that the Obligations (as defined in the Security Agreement) are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Company and the Guarantors as security for the Obligations.

5. Conditions of Effectiveness. This Amendment shall become effective when, and only when (the “Effective Date”):

(a) the Noteholders shall have received executed originals of this Amendment in form and substance satisfactory to the Required Holders in all respects; and

(b) The Company shall have paid to Prudential an amendment fee of $11,607.

6. Representations and Warranties.

(a) Except as disclosed in the updated disclosure schedules attached hereto and incorporated herein, the Company hereby repeats and confirms each of the representations and warranties made by it in each of the Note Agreements, as amended hereby, as though made on and as of the date hereof, with each reference therein to “this Agreement”, “hereof”, “hereunder”, “thereof”, “thereunder” and words of like import being deemed to be a reference to the Note Agreements as amended hereby.

(b) The Company and each Guarantor further represents and warrants as follows:

(i) The execution, delivery and performance by the Company and each Guarantor of this Amendment are within its corporate or company powers, have been duly authorized by all necessary corporate or company action and do not contravene (A) its charter or by-laws, or certificate of formation or operating agreement, as the case may be, (B) law or (C) any legal or contractual restriction binding on or affecting the Company or the Guarantors; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

(ii) No governmental approval is required for the due execution, delivery and performance by the Company or any Guarantor of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

(iii) This Amendment constitutes the legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms.

(iv) There are no pending or threatened actions, suits or proceedings affecting the Company, the Guarantors or any of their Subsidiaries or the properties of the Company, the Guarantors or any of their Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Company, the Guarantors or any of their Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of either of the Note Agreements, as amended by this Amendment.

(v) The representations and warranties set forth in the Note Agreements (i) were true and correct when made and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

(vi) No Event of Default or Default has occurred and is continuing.

(vii) There has been no material adverse change in the financial condition, business operation or prospects of the Company or its Subsidiaries since December 31, 2003.

7. Miscellaneous.

7A. Reference to and Effect on the Note Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in either of the Note Agreements to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Note Agreement, and each reference in any other document to “the Note Agreement”, “thereunder”, “thereof” or words of like import referring to such Note Agreement, shall mean and be a reference to such Note Agreement, as amended hereby.

(b) Except as specifically amended above, the Note Agreements, and all other related documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of a Note under either of the Note Agreements or the Notes issued thereunder, nor constitute a waiver of any provision of any of the foregoing.

7B. Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Noteholders or any other holder of a Note under either of the Note Agreements in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel. The Company further agrees to pay on demand all costs and expenses, if any (including, without limitation, counsel fees and expenses of counsel), incurred by the Noteholders or any other any holder of a Note in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this paragraph 7B.

7C. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7D. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7E. Estoppel. To induce the Noteholders to enter into this Amendment, the Company and each Guarantor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company or any Guarantor against any holder of the Notes with respect to the obligations of the Company or any Guarantor owing to any such holder, either with or without giving effect to this Amendment.

[Signatures on Next Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY

WASTE INDUSTRIES USA, INC.

By

Name:

Title:

GUARANTORS

WASTE INDUSTRIES, LLC

By

Name:

Title:

DUPLIN COUNTY DISPOSAL, LLC

By

Name:

Title:

VAN BUREN COUNTY LANDFILL, LLC

By

Name:

Title:

WASTE INDUSTRIES LANDCO, LLC

By

Name:

Title:

WASTE SERVICES OF NORTH CAROLINA, LLC

By

Name:

Title:

ECO SERVICES, LLC

By

Name:

Title:

SOUTHERN WASTE SERVICES OF MISSISSIPPI, LLC

By

Name:

Title:

RELIABLE TRASH SERVICES, LLC

By

Name:

Title:

SOUTHERN WASTE OF ALABAMA, LLC

By

Name:

Title:

WASTE INDUSTRIES OF MISSISSIPPI, LLC

By

Name:

Title:

WASTE SERVICES OF MEMPHIS, LLC

By

Name:

Title:

WASTECO, LLC

By

Name:

Title:

LAURENS COUNTY LANDFILL, LLC

By

Name:

Title:

S&S ENTERPRISES OF MISSISSIPPI, LLC

By

Name:

Title:

SAMPSON COUNTY DISPOSAL, LLC

By

Name:

Title:

SAFEGUARD LANDFILL MANAGEMENT, LLC

By

Name:

Title:

SHAMROCK ENVIRONMENTAL SERVICES, LLC

By

Name:

Title:

TRANSWASTE SERVICES, LLC

By

Name:

Title:

OLD KINGS ROAD SOLID WASTE, LLC

By

Name:

Title:

WASTE INDUSTRIES PROPERTY CO., LLC

By

Name:

Title:

RAILROAD AVENUE DISPOSAL, LLC

By

Name:

Title:

BLACK BEAR DISPOSAL, LLC

By

Name:

Title:

WASTE SERVICES OF TENNESSEE, LLC

By

Name:

Title:

WASTE INDUSTRIES OF TENNESSEE, LLC

By

Name:

Title:

WASTE SERVICES OF DECATUR, LLC By Name: Title: RED ROCK DISPOSAL, LLC By Name: Title: MOSS POINT DISPOSAL, LLC By Name: Title:

NOTEHOLDERS THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By Name: Title: PRUCO LIFE INSURANCE COMPANY By Name: Title: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY By Name: Title:

U.S. PRIVATE PLACEMENT FUND By Prudential Private Placement Investors, L.P., as Investment Advisor By Prudential Private Placement Investments, Inc., its General Partner By Name: Title: